NEITHER THIS WARRANT NOR ANY SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION AVAILABLE UNDER SUCH ACT AND, IF REQUESTED, DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


              INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORPORATION

                          COMMON STOCK PURCHASE WARRANT


No. 1                                                 Dated:  December 31, 2004


     Interactive   Motorsports  and   Entertainment   Corporation,   an  Indiana
corporation (the "Company," which term includes any corporation which shall succeed to or assume the obligations of the Company hereunder), for value received, hereby certifies that Dolphin Direct Equity Partners, LP, a Delaware limited partnership (the "Purchaser"), and its registered successors and permitted assigns (each such successor and assignee, together with the Purchaser, the "Holder"), is entitled to purchase from the Company up to an aggregate number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Company ("Common Stock") equal to the Warrant Shares Amount at a purchase price per share (the "Warrant Price") equal to $0.10, subject to the terms, conditions and adjustments set forth below. This Common Stock Purchase Warrant (this "Warrant," which term includes all other Common Stock Purchase Warrants issued in substitution therefor) is being issued to the Purchaser in connection with the Asset Purchase Agreement. Capitalized terms used in this Warrant and not otherwise defined herein are defined in Section 15 hereof.

     1. Exercise of Warrant.

     1.1 Time and Manner of Exercise.

     (a) This Warrant shall be exercisable, in whole or in part, at any time, and from time to time, following the date hereof up until 11:59 p.m., New York time, on the fifth (5th)anniversary of the date hereof (such time and date, the "Expiration Date").

     (b) Subject to the terms and conditions set forth herein, this Warrant may be exercised by the Holder, to the extent then exercisable, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its principal office, accompanied by a subscription in substantially the form attached to this Warrant as Exhibit A duly executed by the Holder and accompanied by payment, by check payable to the order of the Company or by wire transfer to such account of the Company as the Company shall direct, in the amount obtained by multiplying (i) the number of shares of Common Stock designated in such subscription (up to the amount of shares to which the Holder is entitled to receive at such time upon exercise of this Warrant) by (ii) the Warrant Price, and the Holder shall thereupon be entitled to receive the full number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock so purchased upon such exercise.

     (c) Alternatively, this Warrant may be exercised in the manner set forth in the preceding paragraph by surrendering this Warrant in exchange for such number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock as to which this Warrant is being exercised, multiplied by (ii) a fraction, the numerator of which is the Market Price (as defined below) of a share of Common Stock minus the Warrant Price and the denominator of which is the Market Price for a share of Common Stock (a "Cashless Exercise"). Solely for the purposes of this Section 1, the "Market Price" shall be calculated either
(A) on the date on which the form of subscription attached hereto is deemed to have been given to the Company (the "Notice Date") or (B) as the average of the Market Price for each of the five trading days immediately preceding the Notice Date, whichever of (A) or (B) results in a greater Market Price; provided, however, that a Cashless Exercise may only be employed by the Holder if the Common Stock shall then be publicly quoted in the manner contemplated in the next sentence. As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing sale price as furnished by the NASD through The Nasdaq Stock Market, Inc. ("Nasdaq") or by the OTC Electronic Bulletin Board or similar organization if Nasdaq is no longer reporting such information or if the Common Stock is not publicly quoted, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

     1.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1 hereof. At such time, the Person or Persons, in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 hereof, shall be deemed to have become the Holder or Holders of record thereof.

     1.3 Delivery of Stock Certificates, Etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of, and delivered to, the Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct,

     (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount determined in accordance with the provisions of Section 4 hereof, and

     (b) in case such exercise is in part only, a new Warrant of like tenor, calling in the aggregate on the face thereof for the number of shares of Common Stock equal to the number of such shares which such Holder would be entitled to receive at such time upon exercise of this Warrant, after giving effect to such recent exercise.

     2. Adjustments.

     2.1 Change in Warrant Shares Amount and Warrant Price. The Warrant Shares Amount and the Warrant Price shall be subject to adjustment from time to time as follows:

     (a) The "Warrant Shares Amount" shall initially equal 5,161,500.

     (b) In case at any time or from time to time the Company shall (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, its Common Stock, (ii) subdivide its outstanding shares of any class or series of Common Stock into a larger number of any class or series of shares of Common Stock, or (iii) combine its outstanding shares of any class or series of Common Stock into a smaller number of shares of any class or series of Common Stock, or (iv) increase or decrease the number of shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the surviving corporation), then in each instance (A) the Warrant Shares Amount in effect immediately prior to the record date for such dividend or the effective date of such subdivision or combination shall be adjusted so that the Holder of this Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock that the Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto and (B) the Warrant Price shall be adjusted so that the aggregate amount payable by the Holder to the Company upon exercise of this Warrant in full immediately prior to such event shall equal the aggregate amount payable by the Holder to the Company upon exercise of this Warrant in full immediately after such event. An adjustment made pursuant to this Section 2.1(b) shall become effective immediately after the effective date of such event.

     (c) Except as provided herein, if the Company shall consolidate or merge with another corporation, and the Company is the surviving corporation, then the Holder of this Warrant shall have the right to receive upon exercise of this Warrant, the number of shares of Common Stock and other property that such Holder would have been entitled to receive upon or as a result of such consolidation or merger had this Warrant been exercisable and exercised immediately prior to such event.

     (d) The adjustments  required by the preceding  subsections of this Section
2.1 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

     (e) In computing adjustments under this Section 2, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

     (f) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     2.2 Notice of Adjustment. Whenever the Warrant Shares Amount is adjusted, as provided in Section 2.1, the Company shall promptly mail to the Holder written notice of such adjustment or adjustments and shall deliver to the Holder a certificate of the chief executive officer or chief financial officer of the Company setting forth the number of shares of Common Stock issuable, and the Warrant Price payable, upon the exercise of this Warrant after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made; provided that in the case of any increase in the Warrant Shares Amount pursuant to Section 2.1(a), such written notice of such adjustment and related officer's certificate shall be delivered to the Holder within five (5) Business Days following the end of the month with respect to which such adjustment occurred.

     2.3 Notice of Certain  Corporate  Action. In case the Company shall propose
(a) to pay any dividend payable in securities of any class to the holders of the Common Stock or to make any other distribution to the holders of the Common Stock, or (b) to offer the holders of the Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any capital reorganization, consolidation or merger, then, in each such case, the Company shall give the Holders of this Warrant a written notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such dividend, distribution or rights, or the date such issuance is to take place and the date of participation therein by the holders of Common Stock, if any, is to be fixed, and shall be reasonably necessary to indicate the effect of such action on the Common Stock and the number and kind of any other shares of stock and other property, if any, after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least twenty (20) Business Days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

     2.4 Statement on Warrant Certificates. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of this Warrant, Warrant certificates theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Warrant certificates initially issued.

     2.5 Notice to Holders of Dissolution, Liquidation or Winding Up. Notwithstanding any other provision herein, in the event that, at any time after the date hereof and prior to the expiration of this Warrant and the termination of the rights of the Holder, there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall mail to the Holder at the earliest practicable time (and, in any event, not less than ten (10) days before any date set for definitive action) written notice of the date on which such dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the shares of record of Common Stock issuable upon exercise of this Warrant shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding up, as the case may be, on which date the Holder shall be entitled to receive upon surrender of this Warrant, the cash or other property that the Holder would have been entitled to receive had this Warrant been exercisable and exercised immediately prior to such dissolution, liquidation or winding up and any and all rights of the Holder to exercise this Warrant shall terminate. In case of any such voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall, after receipt of the surrendered Warrant, make payment in appropriate amount to such Person or Persons as it may be directed in writing by the Holder surrendering the Warrant.

     3. No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any share of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate (including, without limitation, making appropriate transfers from the Company's additional paid-in capital to its stated capital) in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     4. Fractional Interests. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant. If any fraction of shares of Common Stock would be issuable upon the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the fair market value (as determined in good faith by the Company's Board of Directors) of one (1) share of Common Stock on the Business Day immediately preceding the date this Warrant is presented for exercise, multiplied by such fraction.

     5. Reservation of Stock, Etc. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the number of shares of Common Stock from time to time issuable upon full exercise of this Warrant. All shares of Common Stock issuable upon exercise of this Warrant shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable with no liability on the part of the holder thereof.

     6. Registration and Transfer of Warrants, Etc.

     6.1 Restrictions on Transfer of Warrants and Common Stock. This Warrant and the Common Stock issuable upon exercise hereof may not be sold, transferred or otherwise disposed of unless registered under the Securities Act of 1933 (the "Securities Act"), and any applicable state securities laws or pursuant to available exemptions from such registration, provided that the seller, if requested by Company, delivers to the Company an opinion of counsel reasonably satisfactory to the Company confirming the availability of such exemption.
Unless the shares of Common Stock issuable upon exercise hereof have been registered under the Securities Act, upon exercise of this Warrant and the issuance of any of the shares of Common Stock, all certificates representing such securities shall bear on the face thereof substantially the following legend:

                           "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION AVAILABLE UNDER SUCH ACT AND, IF REQUESTED, DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     6.2 Warrant Register; Ownership of Warrants. The Company shall keep at its principal office a register in which the Company shall provide for the registration of this Warrant and the registration of transfers of this Warrant. The Company may treat the Person in whose name this Warrant is registered on such register as the owner thereof for all other purposes, and the Company shall not be affected by any notice to the contrary, except that, if and when this Warrant is accompanied by an instrument of assignment in substantially the form attached hereto as Exhibit B, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of this Warrant for all purposes. This Warrant, if properly assigned, may be exercised by a new Holder without a new Warrant first having been issued.

     6.3 Transfer and Exchange of Warrants. Upon surrender of this Warrant for registration of transfer or for exchange to the Company at its principal office, the Company at its expense shall execute and deliver in exchange therefor a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     6.4 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and upon delivery to the Company of an indemnity agreement reasonably acceptable to the Company, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

     7. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant, in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant, are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     8. No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as (a) conferring upon the Holder hereof any rights as a stockholder of the Company (including, without limitation, any right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any right whatsoever as a stockholder of the Company (except for those notices and other matters expressly set forth herein)), or (b) imposing any obligation on such Holder to purchase any securities or as imposing any liabilities on such Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

     9. Piggyback Registrations.

     9.1 Right to Include Registrable Securities. If at any time the Company shall propose to register any Common Stock, whether or not for sale for its own account, under the Securities Act of 1933 or any subsequent similar federal statute and the rules and regulations thereunder (the "Securities Act"), by registration on Form SB-2, S-1, S-2 or S-3 (but not Form S-4 or S-8) or any successor or similar forms (except for any registrations in connection with (x) an employee benefit plan or dividend reinvestment plan or a merger, consolidation or other business combination or (y) debt securities that are not convertible into Common Stock) it shall give written notice to the holders (the "Holders") of the shares of Common Stock issuable pursuant to the exercise hereof that (i) have not been previously registered pursuant to a registration statement that shall have become effective under the Securities Act and (ii) may not be disposed of as permitted by, and in compliance with, Rule 144 or Rule 145 (or successor provisions) under the Securities Act (the foregoing shares, together with any additional shares of Common Stock issued in a stock split or stock dividend are "Registrable Securities") of its intention to do so and of the Holders' rights under this Section 9 at least 30 days prior to the filing of a registration statement with respect to such registration with the Securities and Exchange Commission (the "SEC"). Upon the written request of any Holder made within 20 days after the receipt of that notice, which request shall specify the Registrable Securities intended to be registered and disposed of by such Holder, the Company shall, subject to the provisions hereof, use its commercially reasonable efforts to include in such registration statement all Registrable Securities that the Company has been so requested to register by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right pursuant to this Section 9.1 to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, upon all the terms and conditions set forth herein.

     9.2 Right to Abandon or Delay Registration. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and upon giving that notice
(i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration without prejudice and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

     10. Registration Procedures; Other Obligations of the Parties.

     10.1 Obligations of the Company. In connection with the registration of any Registrable Securities under the Securities Act as provided in Section 9, the Company shall:

     (a) use its commercially reasonable efforts to prepare and file with the SEC the requisite registration statement to effect such registration and thereafter use its commercially reasonable efforts to cause such registration statement to become and remain effective (subject to clause (b) below); provided, however, that the Company may discontinue any registration of its securities that are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

     (b) use its commercially reasonable efforts to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities; provided, however, that such period need not exceed 90 days from the effective date thereof;

     (c) furnish to the Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holders may reasonably request;

     (d) use its commercially reasonable efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the Holders shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action that may reasonably be necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities to be sold by the Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph (d), be obligated to be so qualified or to so consent to general service of process in any such jurisdiction;

     (e) notify the Holders when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

     (f) cause the Registrable Securities to be listed on a national securities exchange or on the Nasdaq Stock Market, if any of the Common Stock is traded or listed thereon.

     10.2 Obligations of the Holders.

     (a) The Company may require the Holders, after receipt thereby of a written request from Holders pursuant to Section 9.1, to furnish the Company such information regarding the Holders and the distribution of the Holders' Registrable Securities as the Company may from time to time reasonably request in writing, based on its reasonable belief that such information is required to be disclosed in the Registration Statement pursuant to the Securities Act and applicable state securities laws.

     (b) Upon receipt of any notice from the Company of the happening of an event of the kind described in Section 10.1(e), the Holders shall forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 10.1(e) and, if so directed by the Company, the Holders shall deliver to the Company all copies, other than permanent file copies, then in the Holders' possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     10.3 Expenses. All expenses incurred in connection with a registration statement pursuant to Section 9, including, without limitation, all federal and "blue sky" registration, filing and qualification fees, printer's and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company. Each Holder participating in a registration pursuant hereto shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering by the Holders.

     11. Underwritten Offerings.

     11.1 Underwriter Cutbacks. If any managing underwriter for a public offering contemplated by Section 9 advises the Company of its belief that the number or type of Registrable Securities to be included in such offering would adversely affect such offering, then the Company shall include in such registration, to the extent of the number and type that the Company is so advised can be sold in (or during the time of) such offering:

     (a) first, all securities proposed by the Company to be sold for its own account;

     (b) then, Registrable Securities to be sold by the holders of Common Stock that constitute "registrable securities" that were received upon exercise hereof;

     (c) then, Registrable Securities to be sold by the Holders and all other shares of Common Stock outstanding on the date hereof or subsequently acquired by the holders thereof or that constitute "Registrable Securities" under and as defined in registration rights agreements containing piggyback registration rights intended to have the same priority as those provided in this Section 11.1 to be sold by the holders thereof; and

     (d) finally, other securities to be sold by other holders of securities in proportion to the respective numbers of securities proposed to be sold in such offering by such holders.

     11.2 Underwriting Agreement. The Holders shall become a party to any underwriting agreement negotiated between the Company and the underwriters in any underwritten public offering hereunder and shall make all representations and warranties to and shall enter into all agreements with the Company and the underwriters and shall deliver all opinions of counsel and other documents as shall be reasonably requested of them and shall make all representations and warranties required by law, customarily given or reasonably requested of selling shareholders by an underwriter in an underwritten public offering.

     11.3 Holdback Agreements. If the Company, in connection with an underwritten offering of securities for its own account, at any time shall register shares of Common Stock under the Securities Act for sale to the public (other than on Forms S-4 or S-8 or a shelf registration), the Holders shall not directly or indirectly sell, transfer or otherwise dispose of or encumber any shares of Common Stock or enter into any swap or other arrangement that transfers to another all or part of the economic consequences of ownership of the shares of Common Stock (other than those shares included in such registration pursuant to Section 9) without the prior written consent of the managing underwriter for a period required by the underwriters and designated by the Company, which period shall begin not more than 30 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall last not more than 180 days after the effective date of such registration statement in the case of the Company's initial public offering, or 90 days after the effective date of such registration statement in the case of any such other offering. The Company may legend and impose stop transfer instructions on any certificate evidencing Registrable Securities relating to the restrictions provided in this Section 11.3.

     12. Indemnification.

     12.1 Indemnification by the Company. In the event of any registration statement filed pursuant to Sections 9, the Company shall indemnify and hold harmless the Holders and their respective directors, officers and affiliates and each other individual or entity, if any, who controls (within the meaning of the Securities Act) any Holder (each of the foregoing, a "Holder Indemnitee"), insofar as losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) ("Losses") to a Holder Indemnitee arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse each Holder Indemnitee for any legal or any other fees, costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in conformity with information furnished to the Company by or on behalf of a Holder or such underwriter, as the case may be, for use in the preparation thereof; and provided, further, however, that the Company shall not be liable to any Holder Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter or any Holder, as applicable.

     12.2 Indemnification by the Holders. If any Registrable Securities are included in any registration statement, the Holders of such Registrable Securities so registered shall, severally and not jointly, indemnify and hold harmless the Company and each director, officer and affiliate of the Company, and each other individual or entity, if any, who controls (within the meaning of the Securities Act) the Company (each of the foregoing, a "Company Indemnitee") insofar as Losses to a Company Indemnitee arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by such Holder for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, provided, however, that no Holder shall have any liability under this Section 12.2 for any amount in excess of the net proceeds actually received by such Holder from the sale of the Registrable Securities included in such registration statement.

     12.3 Notice of Claims, Etc.

     (a) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 12.1 or 12.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnity obligations, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel for such indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnified party shall be entitled to retain separate counsel as provided below), the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish and at any time, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs related to the indemnified party's cooperation with the indemnifying party; provided, however, that the indemnified party may, at its own expense, retain separate counsel to participate in such defense

     (b) No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     12.4 Contribution. If indemnification shall for any reason be held by a court to be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 12.1 or Section 12.2, as applicable, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (a) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand that resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (b) if the allocation provided by item (a) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other, as determined by a court of competent jurisdiction. No individual or entity guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any individual or entity who was not guilty of such fraudulent misrepresentation. In addition, no individual or entity shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such individual or entity's consent, which consent shall not be unreasonably withheld.

     13. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

     (a) make and keep public information available, as defined for purposes of Rule 144(c) under the Securities Act;

     (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company to be filed under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (c) so long as a holder owns any Registrable Securities, furnish to the holder forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days following the close of the first sale of securities by the Company pursuant to a registration statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

     14. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation, or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation, or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities that the Stockholders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation, or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all Holders holding Registrable Securities are entitled to receive in exchange for their Registrable Securities consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation that may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation that the acquiring corporation has agreed to register within 120 days of completion of the transaction for resale to the public pursuant to the Securities Act.

     15. Notices. All notices and other communications by the Company or by any Holder to the Company under this Warrant shall be deemed to have been sufficiently given and received for all purposes when delivered in person, by facsimile transmission or by air courier, or five days after being sent by registered or certified mail, return receipt requested, postage prepaid, addressed in each case (a) if to any Holder of this Warrant, at the registered address of such Holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its chief executive officer at its principal office. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

     16. Amendments. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     17. Descriptive Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     18. Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Warrant in such jurisdiction or the validity, legality or enforceability of this Warrant, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

     19. Governing Law; Jurisdiction; Venue. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Indiana, without regard to the conflicts of law rules thereof. The state and federal courts of the State of New York located in New York City shall have jurisdiction to hear and determine any claims or disputes between the parties hereto pertaining directly or indirectly to this Warrant and all documents, instruments and agreements executed pursuant hereto, or to any matter arising therefrom (unless otherwise expressly provided for therein). The exclusive choice of forum set forth in this Section 13 shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action to enforce the same in any other appropriate jurisdiction.

     20. Entire Understanding. This Warrant contains, and is intended as, a complete statement of all the terms of the arrangements between the Company and the Holder with respect to the matters set forth herein, and supersedes any previous agreements and understandings between the parties with respect to those matters. There are no promises, representations, warranties, covenants or undertakings other than those set forth herein.

     21. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     "Asset Purchase Agreement" means the Asset Purchase Agreement of even date herewith by and among the Purchaser, Race Car Simulation Corp., a New York corporation affiliated with the Purchaser, the Company, Perfect Line, Inc., an Indiana corporation wholly owned by the Company, and Race Car Simulators, Inc., an Indiana corporation wholly owned by the Company.

     "Business Day" means any day other than a Saturday, Sunday or a day on which commercial banking institutions in New York City are authorized by law to be closed.

     "Common Stock" as defined in the introduction to this Warrant, shall include (a) any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and (b) any stock and other securities of the Company or any other Person (corporate or otherwise) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock pursuant to
Section 2 hereof or otherwise.

     "Company" as defined in the introduction to this Warrant, such term to include any corporation which shall succeed to or assume the obligations of the Company hereunder.

     "Person"  means  a  corporation,   an   association,   a  partnership,   an
organization, a business, an individual, a government or political subdivision thereof or a governmental agency.


                      [The next page is the signature page]

     The Company has caused this Warrant to be duly executed and delivered as of the date first written above.

                                  INTERACTIVE MOTORSPORTS AND
                                  ENTERTAINMENT CORPORATION

                                        /s/ William R. Donaldson
                                  By: -----------------------------------------
                                      Name:   William R. Donaldson
                                      Title:  Chief Executive Officer

Attest:

 /s/ Ellen Oxley
___________________________
Ellen Oxley

                                                                       Exhibit A



                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]




To:      Interactive Motorsports and Entertainment Corporation

     The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________ shares of Common Stock, par value $0.001 per share, of Interactive Motorsports and Entertainment Corporation, an Indiana corporation, and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, __________, whose address is
__________.


Dated:__________________        ____________________________________________
                                (Signature must conform in all respects to name of holder as specified on the face of Warrant)


                                 ___________________________________________
                                               (Street Address)

                                 ___________________________________________
                                          (City, State and Zip Code)

                                                                      Exhibit B



                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]




     For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto __________ the right represented by such Warrant to purchase __________ shares of Common Stock, par value $0.001 per share, of Interactive Motorsports and Entertainment Corporation, an Indiana corporation, to which such Warrant relates, and appoints __________ as attorney to make such transfer on the books of Interactive Motorsports and Entertainment Corporation maintained for such purpose, with full power of substitution in the premises.

Dated:   _______________________        _____________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of Warrant)


                                         ____________________________________
                                              (Street Address)

                                         ____________________________________
                                          (City, State and Zip Code)


Signed in the presence of:


__________________________